Exhibit 10.2

Executed Version

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

JOLIET BULK, BARGE & RAIL LLC

TERMINAL SERVICES AGREEMENT

TABLE OF CONTENTS

TOC \t "Heading 1,2, TBC Header - Title Bold Center,1" \x \* MERGEFORMAT 1.	Phase I Development1
2.	Services4
3.	Tankage6
4.	Receipt and Delivery Points6
5.	Product6
6.	Term6
7.	Volumes and Fees7
8.	Special Provisions13
9.	Payment Terms15
10.	Determination of Quantity16
11.	Hours of Operation17
12.	Audit17
13.	Default18
14.	Notices19
15.	Confidentiality19
16.	Survival20
17.	Additional Terms20
GENERAL TERMS AND CONDITIONS	14
1.	Facility and Services14
2.	Product Specifications16
3.	Data Integrity of Product18
4.	Measurements19
5.	Product Gain and Loss Allowance20
6.	Inventory Disposition Upon Termination20
7.	Indemnification21
8.	Limitation of Liability23
9.	Force Majeure24
10.	Environmental25
11.	Waste and Hazardous Materials26
12.	Compliance with Applicable Law26
13.	Federal Contract Clauses27
14.	Title and Custody28

i

15.	Taxes28
16.	Insurance28
17.	Conflict-of-Interest29
18.	Governing Law and Jurisdiction29
19.	Modification30
20.	Waivers30
21.	Assignment30
22.	Entire Agreement30
23.	Severability30
24.	Independent Contractor30
25.	No Third Party Beneficiaries31
26.	Financing31
27.	Counterparts31
28.	Safety and Health31
29.	Governmental Restraint31
30.	Tankage32
31.	Tank Cleaning32
32.	Regulatory Change in Product Specifications33
33.	References and Rules of Construction33
34.	Drug and Alcohol Policy34

ANNEX

Annex I  -    Definitions

EXHIBITS

Exhibit A-    Facility

Exhibit B-    Scheduling and Nominations Procedures

Exhibit B-1-    Railcar Specifications

Exhibit C-    Product Specifications

Exhibit D-    Connecting Pipeline

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

JOLIET BULK, BARGE & RAIL LLC

TERMINAL SERVICES AGREEMENT

THIS AGREEMENT (this “Agreement”), made and dated the 28th day of May, 2014 (the “Effective Date”), by and between JOLIET BULK, BARGE & RAIL LLC, a Delaware limited liability company, having an office at 1808 Swift Drive, Oak Brook, IL 60523-1501, (“Operator”), and EXXONMOBIL OIL CORPORATION, a New York corporation, having an office at 3225 Gallows Road, Fairfax, VA 22037, (“Customer”).  Capitalized terms used herein shall have the meanings referenced or set forth in Annex I.  Section references contained herein refer to the following agreement unless such section references specifically reference the General Terms and Conditions attached hereto (the “GTCs”).

1.	Phase I Development
1.1.

Subject to the terms and conditions hereof, Operator shall construct and develop a crude-by-rail off-loading terminal facility substantially as described on Exhibit A (the “Facility”), including all necessary tankage, pipelines, meters, valves and pumps, on its property located in Joliet, Will County, Illinois approximately five miles northeast of Customer’s Joliet Refinery.

1.2.

Subject to the limitations set forth herein, the Facility will have the anticipated initial annual average capacity of 85,000 Barrels per day (hereinafter referred to as “Phase I Capacity”).   Specifically, (i) from October 1 to March 31, the capability for unloading one Unit Train within 24 hours, with steaming of railcars, if applicable (steam pressure not to exceed 100 psi and 327 degrees Fahrenheit), with a total weekly unloading capacity of seven Unit Trains is anticipated, and (ii) from April 1 to September 30 unloading one and one half Unit Trains within 24 hours, with a total weekly unloading capacity of ten Unit Trains is anticipated.  As part of construction of the Facility, to achieve Phase I Capacity, Operator shall initially construct two tanks, each with a nominal capacity of approximately 150,000 Barrels and a usable capacity of approximately 137,839 Barrels, which will be for Customer’s dedicated use (the “Dedicated Tanks”). The Dedicated Tanks shall be subject to Section 3.2.  Customer shall provide, own and maintain sufficient Barrels of Product as tank heels (the “Minimum Inventory”) in each of the Dedicated Tanks.

1.3.	Occurrence of Commencement Date
(a)

Operator guarantees that the Facility, including the Dedicated Tanks, will be commercially operable on or before the Guaranteed Completion Date.  The Guaranteed Completion Date will be extended due to Force Majeure

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

events impacting the construction schedule, any inability of Operator to agree upon necessary and appropriate arrangements with a railroad in connection with the Facility, delays related to work required to be performed by or on behalf of Customer or any affiliate of Customer to facilitate the physical connection of the Connecting Pipeline to the MOJO Pipeline and any other acts or omissions of Customer or any affiliate of Customer that may cause or contribute to such delay. Notwithstanding this guarantee, the remedies set forth in Section 1.3(b) through Section 1.3(d) are Customer’s sole and exclusive remedies in the event the Commencement Date has not occurred by the Guaranteed Completion Date, and Operator shall have no liability for failure to achieve the Commencement Date by the Guaranteed Completion Date except as provided in Section 1.3(b) through Section 1.3(d).

(b)

Subject to Section 6.2, if the Commencement Date has not occurred by the Guaranteed Completion Date, as the Guaranteed Completion Date may be extended as provided in Section 1.3(a), plus a 30 day cure period, the Base Fee and the Exercised Option Fee will decrease (i) $0.05 per Barrel if the Commencement Date occurs after the 30 day cure period but on or before the day that is 60 days after the Guaranteed Completion Date or (ii) $0.10 per Barrel if the Commencement Date occurs any time after the day that is 60 days after the Guaranteed Completion Date. For example: (i) if the Commencement Date occurs 31 days after the Guaranteed Completion Date, then the Base Fee will be $***** per Barrel and the Exercised Option Fee will be $***** per Barrel; (ii) if the Commencement Date occurs 61 days after the Guaranteed Completion Date, then the Base Fee will be $***** per Barrel and the Exercised Option Fee will be $***** per Barrel; or (iii) if the Commencement Date occurs 150 days after the Guaranteed Completion Date, then the Base Fee will be $***** per Barrel and the Exercised Option Fee will be $***** per Barrel.

(c)

If the Commencement Date has not occurred by the Guaranteed Completion Date, as the Guaranteed Completion Date may be extended as provided in Section 1.3(a), plus a 90 day cure period, the Minimum Volume Commitment will decrease by ***** Barrels for each day after the 90 day cure period ends until the Commencement Date occurs.  For example, if the Commencement Date occurs 100 days after the Guaranteed Completion Date, the Minimum Volume Commitment will decrease from ***** Barrels to ***** Barrels (10 days multiplied by ***** Barrels per day for a total decrease of ***** Barrels).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(d)

If the Commencement Date has not occurred within 315 days after the Guaranteed Completion Date due to the failure or inability of Operator to obtain any permit, license, lease, consent, authorization or approval of any Governmental Authority necessary for the construction and operation of the Facility, then regardless of whether such failure or inability is due to an event of Force Majeure, Customer shall have the right to terminate this Agreement upon notice without further costs or obligation to Operator; provided that Customer shall not be entitled to terminate this Agreement pursuant to this Section 1.3(d) if (i) Customer is in breach of this Agreement or (ii) any acts or omissions of Customer or any affiliate of Customer contribute to the Commencement Date not having occurred within 315 days after the Guaranteed Completion Date.  In the event a portion of the delay is related to the installation of the connection equipment and pipe required to join the Connecting Pipeline to the MOJO Pipeline by Customer, the 315 day period noted above will be extended by the impact of the delay.

(e)

Within 90 days of execution of this Agreement (which such period of time shall be extended on a day for day basis due to any inability of Operator to agree upon necessary and appropriate arrangements with a railroad in connection with the Facility), if, in the reasonable opinion of Operator, the Commencement Date will not occur within 315 days after the Guaranteed Completion Date, Operator shall have the right to terminate this Agreement upon notice and shall bear all costs and expenses for the Facility (excluding, for the avoidance of doubt, any documented costs and expenses related to the development of the Connecting Pipeline); provided that Operator shall not have the right to terminate this Agreement pursuant to this Section 1.3(e) if (i) Operator is in breach of this Agreement or (ii) any acts or omissions of Operator or any affiliate of Operator contribute to Operator’s opinion that the Commencement Date will not occur within 315 days after the Guaranteed Completion Date.

(f)	Operator shall provide Customer anticipated notice of readiness 45 days, 30 days and 15 days prior to the anticipated Commencement Date.
1.4.

If Operator elects to reduce the Option Volume pursuant to Sections 6.2, 7.8 or 7.12(c) Customer shall no longer be entitled to use the second Dedicated Tank as a Dedicated Tank during the remaining Term of this Agreement and shall dispose of the Minimum Inventory tank heels in the second Dedicated Tank in accordance with Section 31.2 of the GTCs.  In such event, if Customer thereafter nominates and delivers Product in excess of that which can be accommodated in the first Dedicated Tank, Operator shall accommodate such excess volumes to the extent

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

additional capacity is available; provided that any such accommodation shall be in a Non-Dedicated Tank and Operator shall be entitled to commingle Product with similar product from third parties provided reasonable advanced notice is given to Customer.

2.	Services
2.1.

Commencing on the Commencement Date, Customer shall (in accordance with this Agreement) ratably deliver, or cause to be delivered, Product via Unit Train to the Facility in accordance with the scheduling and nomination procedures set forth on Exhibit B, and Operator shall provide temporary storage for Product and deliver to Customer into the Connecting Pipeline the same quantity of Product received by Operator, subject to the Loss Allowance as applicable.  In order to take into account the possibility that Customer may purchase Product from third parties on a delivered basis at the Facility, the use of the term “deliver” or variations thereof in connection with incoming deliveries to the Facility shall hereinafter be deemed to include the notion of “delivered, or cause to be delivered”, without repeating such phrase each time.

2.2.

Operator shall cause all railcars to receive a visual inspection by a qualified AAR (Association of American Railroads) railcar inspector upon arrival and prior to departure for any evident damage.  Operator will report any railcar damage discovered by such inspections daily to Customer in accordance with industry practice, including the (i) railcar number, (ii) railcar’s arrival date, (iii) bad order date, (iv) dwell days and (v) railcar’s current status. Operator may remove the damaged railcars, or cause the damaged railcars to be removed, from Customer’s Unit Train; provided that, notwithstanding anything to the contrary contained herein, Operator shall assume no responsibility or liability for such damaged railcars.  If any damaged railcars are found on Unit Trains owned by a third party delivering Product on behalf of Customer, Operator will notify the third party and Customer.  Outbound inspections will meet the requirements of CFR 49.173.31(d) “Examination before shipping.”

2.3.

Operator shall provide facilities for common mechanical railcar repairs (brake shoe replacement, hose support, wheel change, etc.) as set forth on Exhibit A.   Repairs to railcars will be on the account of Customer and will be billed to Customer directly by the repair company. If such common mechanical repairs are needed on third party railcars delivering Product on behalf of Customer, Customer will work out arrangements for such repairs directly with the applicable third party and such repairs may be made on Operator’s repair-in-place track.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

2.4.

If the Facility is expanded beyond that described in Exhibit A, Operator shall notify Customer of future rail and vessel loading and unloading capabilities available as a result of such expansion and offer Customer the non-exclusive opportunity to discuss (subject to third party confidentiality obligations) with Operator Customer’s possible usage of any such future capabilities that Operator offers generally to interested parties, but Operator shall not be obligated to make such an offer of an opportunity to discuss with Customer any future capabilities that will be specially built for a particular party or parties.  Any future capabilities at the Facility will not decrease in any material respect Operator’s ability to provide the services to Customer specified under this Agreement.

2.5.

Customer acknowledges that Operator is free, and intends, to utilize the services of third party service providers in the fulfilment of its obligations to Customer hereunder; however, Operator shall be responsible for the fulfilment of its obligations and for appropriate oversight of any such third party service providers.

2.6.

In no case shall Operator be obligated to unload more than one Customer Unit Train per day or more than six Unit Trains per week.  Operator may, in its sole discretion, elect to unload any Customer (i) Manifest Trains or (ii) Unit Trains in excess of the limitations on Operator’s obligations set forth in the preceding sentence.

2.7.

In no case shall Operator be obligated to store more than 27 railcars on its repair- in-place track (including any locomotives, buffer cars, tank cars or other cars) at the Facility and Customer acknowledges that the repair-in-place track is not capable of exceeding such limits.  Any storage of Customer railcars at the Facility will be charged to Customer at the rates set forth in Section 7.15, if applicable.  For the avoidance of doubt, this Section 2.7 applies to the storage of both damaged railcars that have not been repaired and placed on the next available Customer outbound train within 72 hours of notice of placement to the Customer on the repair-in-place track and railcars arriving as part of a Manifest Train.

2.8.

The Facility may be unavailable for short periods of time due to routine maintenance and repair.  To the extent (a) such routine maintenance and/or repair shall be for a period of seven days or less, Operator shall use reasonable commercial efforts to provide Customer at least 30 days advance written notice of such planned maintenance and/or repair of the Facility, to the extent practicable, and (b) such routine maintenance and/or repair shall be for a period greater than seven days, Operator shall use reasonable commercial efforts to provide Customer at least 90 days advance written notice of such planned maintenance and/or repair of the Facility, and consult and coordinate with Customer regarding the same, to the extent practicable.  To the extent in any month that Customer nominates the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

delivery of any volume of Product and the Facility is unable due to such maintenance and/or repair to store and deliver such Product over such month (in aggregate), Customer shall have the right and Operator the obligation to make up those volumes in the subsequent month (or months, if necessary) and, if required, the Initial Term shall be extended to give effect to such make-up rights.

3.	Tankage
3.1.	Any tanks utilized to store Product shall comply in all material respects with API 653.
3.2.

It is recognized that from time to time, due to operational reasons, Product may need to move through tanks other than the Dedicated Tank(s) and, if applicable, any Non-Dedicated Tank. It is also recognized that from time to time, a third party’s product may need to move through the Dedicated Tank(s).  In either case, Operator will use commercially reasonable efforts not to commingle Product held in the Dedicated Tank(s) with third party product beyond contact with tank heels, but Operator shall have the right to commingle if commercially reasonable under the circumstances and shall notify Customer of any actual occurrence of such commingling.  For the avoidance of doubt, Operator shall be entitled to commingle Product with third party product in any Non-Dedicated Tank at any time.

4.	Receipt and Delivery Points
4.1.	Receipt Point. The “Receipt Point” shall be the flange of the Facility’s connection hose, as identified as “Receipt Point” on Exhibit A.
4.2.	Delivery Point. The “Delivery Point” shall be the last permanent flange between the Facility and the Connecting Pipeline, as identified as “Delivery Point” on Exhibit A.
4.3.	For the avoidance of doubt, the transfer of Product custody from the Operator to JBBR Pipeline LLC will occur at the custody transfer meter at the inlet of the Connecting Pipeline shown on Exhibit A.
5.	Product

“Product” means crude oil (including crude oil or bitumen mixed with diluent) tendered by Customer for receipt at the Facility that meets the Product Specifications set forth on Exhibit C.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

6.	Term
6.1.

This Agreement shall become effective on the Effective Date.  The initial term of this Agreement shall begin on the Effective Date and end on the date that is three years after the Commencement Date (the “Initial Term”).

6.2.

Customer may elect to extend this Agreement up to two additional one-year terms (each, an “Extension Term” and together with the Initial Term, the “Term”) at its option. If Customer elects to extend this Agreement, notice shall be provided to Operator at least nine months in advance of the expiration date of the Initial Term or of the first Extension Term, as applicable.  Within 90 days after such notice, Operator has the option to notify Customer of Operator’s decision not to extend the Option Volume component of this Agreement. If the Option Volume component is not extended, then Customer’s obligations related to the Exercised Option Volume and the Exercised Option Fee shall end at the end of the Initial Term or first Extension Term, as applicable.  During any such Extension Term, Customer shall continue to pay the Monthly Committed Payment and, if applicable, Monthly Exercised Option Payment and Monthly Lock In Fee Payment as set forth in Section 7 and, in each case, as adjusted pursuant to Section 8.3 without any reduction in the Base Fee or the Exercised Option Fee pursuant to Section 1.3(a) during any Extension Term.

7.	Volumes and Fees
7.1.

Customer commits to deliver ***** Barrels of Product per day (the “Committed Volume”) via railcar to the Facility ratably over the Initial Term which translates to a “Minimum Volume Commitment” of ***** Barrels of Product.  For the avoidance of doubt, all Barrels of Product delivered by or on behalf of Customer in accordance with this Agreement shall count toward the Minimum Volume Commitment.

7.2.

The “Base Fee” for the Committed Volume is $***** per Barrel. The “Monthly Committed Payment” due Operator will be equal to the Base Fee multiplied by ***** multiplied by the number of days in the applicable month.

7.3.

In addition to the Committed Volume, the Customer may deliver and unload up to an additional ***** Barrels of Product per day via railcar to Operator’s Facility during the Term (hereafter called “Option Volume”).

7.4.

Customer will provide Operator not less than ***** days’ notice prior to the beginning of the month of the amount of Option Volume (the “Exercised Option Volume”) that Customer will deliver to the Facility for such month and the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

anticipated schedule for the deliveries; provided that the nominating and scheduling procedures set forth on Exhibit B shall apply to such Exercised Option Volume.  The “Exercised Option Fee” is $***** per Barrel.  The “Monthly Exercised Option Payment” due Operator will be the Exercised Option Fee multiplied by the Exercised Option Volume.

7.5.

Customer shall be obligated to pay the Monthly Committed Payment and, if applicable, the Monthly Exercised Option Payment or the Monthly Lock In Fee Payment regardless of whether Customer in fact delivers all or any of the Committed Volume, the Option Volume or, if applicable, the Exercised Option Volume or the Lock In Volume.  Such payments are fixed fees that shall be due and payable irrespective of actual Product delivered by Customer to the Facility. Payment by Customer of such fees for a particular month or months shall not reduce or otherwise affect Customer’s obligation to pay the Monthly Committed Payment, and if applicable, the Monthly Exercised Option Payment and the Monthly Lock In Fee Payment, for any subsequent month or months.

7.6.

If the volume of Product nominated by Customer for a given month exceeds the sum of the Committed Volume and the Exercised Option Volume for such month, Operator may in its sole discretion elect to receive or reject any or all of such additional volume as set forth in Exhibit B.  The unloading rate for any incremental volume that Operator elects to receive will be $***** per Barrel (the “Excess Fee”) plus the Exercised Option Fee per Barrel of such incremental volume of Product.

7.7.

Subject to Section 2.8, if the volume of Product delivered to and unloaded by Operator for a given month is less than the sum of the Committed Volume and the Exercised Option Volume, or if applicable, the Lock In Volume, for such month, Customer will not be entitled to any make-up on, or a reduction in, any volume delivered to the Facility in a subsequent month.  However, if the Committed Volume or the Exercised Option Volume, or, if applicable, the Lock In Volume, is nominated for a given month and a train is scheduled to arrive in such month but actually arrives at the Facility no more than three days before or after the month of nomination due to factors beyond the control of Customer, such volume shall be counted for the month of nomination and shall not be counted for the month such volume arrives at the Facility.

7.8.

If over any calendar six month period during the Term (excluding the first three months after the Commencement Date) the Exercised Option Volume has averaged less than ***** Barrels per day on a rolling basis, Operator may give Customer notice (which such notice may be given anytime following the issuance of Customer’s notice pursuant to Section 7.4 of the Exercised Option Volume for

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

such sixth month) requiring it to increase the average Exercised Option Volume to at least ***** Barrels per day or risk losing ***** Barrels per day of Option Volume.  Customer will then have three months to increase the average volume of Product delivered to Operator to no less than ***** Barrels per day of Exercised Option Volume, measured over the preceding six-month period (inclusive of the three month cure period). If Customer fails to average at least ***** Barrels per day of Exercised Option Volume over such six month period, Operator may, at its sole option, elect by notice to Customer to reduce the Option Volume from ***** Barrels per day to ***** Barrels per day.  If Operator elects to reduce the Option Volume and provides notice to Customer of the decrease, the Base Fee utilized to calculate the Monthly Committed Payment in Section 7.2 will thereafter, for the remainder of the Initial Term, decrease by 20 times the Excess Fee divided by $***** per Barrel.  If however, Operator does not elect to reduce the Option Volume, the rolling average calculation resets from the expiration date of the three month evaluation period described above.  For example, if over a six month period beginning in the fourth month of the Initial Term and ending in the tenth month of the Initial Term, the Exercised Option Volume has averaged ***** Barrels per day on a rolling basis, then the average Exercised Option Volume during the following three months must be at least ***** Barrels per day in order to preclude Operator from having the election outlined in this Section 7.8.  If over the first 12 months after the Commencement Date, the Exercised Option Volume has averaged less than ***** Barrels per day on a rolling basis, Operator may, at its sole option, elect by notice to Customer to reduce the Option Volume to zero.

7.9.

For as long as the Option Volume remains at ***** Barrels of Product per day, Customer has a priority right as set forth in this Section 7.9 to negotiate with Operator for any incremental Phase I Capacity available at the Facility beyond 85,000 Barrels of Product per day; provided that such priority right shall only apply to incremental capacity that is at least ***** Barrels of Product per day.  If such additional capacity is available as determined by Operator, Operator agrees to negotiate with Customer in good faith for a minimum of 30 days after the date Operator gives Customer notice of availability of such incremental capacity, or, if earlier, until Customer and Operator agree to discontinue discussions, prior to offering capacity to a third party. If Customer and Operator cannot agree upon the terms and conditions, Operator may contract the capacity out to a third party or parties on any terms and conditions it desires.

7.10.

Within 60 days after the Commencement Date, Customer may elect to commit to the entire ***** Barrels of Product per day (the “Lock In Volume”) and forego the Base Fee for the balance of the first year of the Initial Term.  If such election is made, Customer will pay Operator a “Lock In Fee” of $***** per Barrel.  The

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Monthly Lock In Fee Payment” will be equal to the Lock In Fee multiplied by ***** multiplied by the number of days in applicable month. The Monthly Lock In Fee Payment shall be due and payable regardless of whether Customer in fact delivers less than ***** Barrels of Product to Customer.

(a)

Two months prior to the first anniversary of the Commencement Date, Customer may elect to continue the ***** Barrels of Product per day Lock In Fee commitment for the following year.  However, if no notice is given by Customer, this Agreement will transition back to the structure of ***** Barrels of Product per day of Committed Volume and ***** Barrels of Product per day of Option Volume described in Section 7.1 through Section 7.4.

(b)

In the event Customer makes the election described in Section 7.10(a), Customer may make the same election with the same process for the third year of this Agreement two months prior to the second anniversary of the Commencement Date.

(c)

In the event that the transition described in Section 7.10(a) occurs, if the Option Volume is at ***** Barrels of Product per day during the second year of the Initial Term, Customer may elect to commit to the ***** Barrels of Product per day and pay the Lock In Fee for the third year of the Initial Term if notice is given to Operator two months prior to the second anniversary date of the Commencement Date.

(d)

In the event of an Extension Term in which Operator elects to extend the Option Volume component of this Agreement pursuant to Section 6.2, Customer may elect, no later than two months prior to the commencement of such Extension Term, to commit the entire ***** Barrels of Product per day and pay the Monthly Lock In Fee Payment for the duration of the Extension Term.

(e)	In no event will Customer’s commitment of ***** Barrels of Product per day at the Lock In Fee ever automatically roll over to a subsequent year without notice from Customer to Operator to that effect.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

7.11.

If, with respect to Phase I Capacity at the Facility, (a) Operator enters into an agreement with a third party customer to off-load crude oil transported by rail, (b) such agreement is not ***** than this Agreement in *****, ***** and ***** and ***** and (c) Operator agrees to off-load such crude oil under such agreement at ***** that are *****% of the ***** described in this Agreement, then Customer shall be entitled to such ***** for as long as such third party customer agreement is in effect during the Term.

7.12.

If prior to the end of the Initial Term, the sum of the total Committed Volume to date and the Exercised Option Volume to date exceeds the Minimum Volume Commitment (after applicable adjustment for delays in the Commencement Date), Customer may do one of the following:

(a)

Continue this Agreement until the end of the Initial Term, in which case Customer and Operator will have the same rights and obligations as before the Minimum Volume Commitment was satisfied, including Customer’s obligation to pay the Monthly Committed Payment then in effect;

(b)	Terminate this Agreement; or
(c)

Transition this Agreement to an all Option Volume structure of ***** Barrels of Product per day until expiration of the Initial Term.  If, and only if, Customer elects to transition this Agreement to such all Option Volume structure:

i.	The Base Fee will equal the Excess Fee and Customer will no longer have the priority right in Section 7.9;
ii.

Customer shall owe (i) a Monthly Committed Payment equal to the Base Fee multiplied by ***** multiplied by the number of days in the applicable month and (ii) as applicable, the Monthly Exercised Option Payment;

iii.	Subject to Section 7.12(c)(iii), all other terms related to the Option Volume, the Exercised Option Volume, the Excess Fee and the Exercised Option Fee remain applicable; and
iv.

For purposes of this Section 7.12(c) only, if over any calendar two month period during the Initial Term the Exercised Option Volume has averaged less than ***** Barrels per day on a rolling basis, Operator may give Customer notice requiring it to increase its Exercised Option Volume to at least ***** Barrels per day or risk

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

losing ***** Barrels per day of Option Volume.  Customer will then have one month to increase the average volume of Product delivered to Operator to no less than ***** Barrels per day of Exercised Option Volume, measured over the preceding three month period (inclusive of the one month cure period).  If Operator fails to average at least ***** Barrels per day of Exercised Option Volume over such three month period, Operator may immediately elect, at its sole option, to reduce the Option Volume from ***** Barrels per day to ***** Barrels per day. If Operator elects to reduce the Option Volume and provides notice to Customer of the decrease, the Monthly Committed Payment will thereafter, for the remainder of the Initial Term, decrease to the Base Fee multiplied by ***** multiplied by the number of days in the applicable month beginning with the first month following Operator’s election.  If however, Operator elects not to reduce the Option Volume, the rolling average calculation resets from the expiration date of the one month evaluation period described above.

(d)

Absent any notice, this Agreement will continue in accordance with Section 7.12(a), but if Customer elects to terminate or transition this Agreement pursuant to Section 7.12(b) or Section 7.12(c), respectively, then Customer shall give at least 90 days’ advance written notice to Operator.  Customer may give such notice at any time before or after the Minimum Volume Commitment is satisfied but such election will not become effective until the later of (i) the end of the calendar month in which the Minimum Volume Commitment is satisfied, and (ii) the end of the calendar month that is 90 days after such notice is delivered to Operator; provided, however, that if the Commencement Date is on or before January 31, 2015, then, in connection with an election to terminate pursuant to Section 7.12(b), in no event shall such election become effective prior to the date that is 60 days after the Minimum Volume Commitment is satisfied.

7.13.

Customer shall pay for all outside services that have either been requested by Customer or are deemed necessary by Operator and approved by Customer (such approval not to be unreasonably withheld or delayed) to address environmental, health or safety requirements relating to Product.  For avoidance of doubt, this paragraph does not supersede those provisions of this Agreement addressing responsibility for spills and releases of Product.

7.14.	Customer shall pay for all third party pipeline, manifold or transfer fees for movements of Product prior to the Receipt Point and from the Delivery Point.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

7.15.	The following additional services will be provided by the Operator to the Customer upon written request:
(a)	Tank to tank transfers: $***** per Barrel of Product.
(b)

Unloading of railcars in configurations of fewer than 100 cars: Additional off-loading fee will be added to the Base Fee and will be calculated as follows: 1 minus (number of railcars unloaded divided by 100) multiplied by $***** per Barrel of Product. Customer will provide Operator ***** days’ notice prior to the day that such railcars arrive at the Facility.

(c)

Blending of Product that fails to meet the Product Specifications (e.g., rail bit) with viscosities that exceed 350 centistoke at Enbridge Reference Temperature: $***** per blended Barrel + $*****/hour of blending time.

(d)

Railcar storage for empty railcars on repair-in-place track:  $***** per railcar per day.  Storage charges will commence 72 hours after written/email notification is sent to Customer, however in no case will time begin calculating until cars have been physically placed and accessible on repair-in-place track.  Charges will cease immediately upon notification of release by Customer's repair company and placement of railcar on next available Customer outbound train.

(e)	Railcar storage for loaded railcars: on an as-agreed basis.
7.16.

Any services that are not expressly described in this Agreement are not included in the fees described herein and shall not be provided by Operator unless specifically requested by Customer and agreed to by Operator, in which case additional fees shall apply.  All requests for such additional services from Customer must be specified in writing and sent to the Operator Scheduler.

7.17.

Each Party will be excused from its delivery or service obligations (but not its payment obligations, including the Monthly Commitment Payment and, if applicable, the Monthly Exercised Option Payment or the Lock In Fee), as the case may be, set forth in this Section 7 during a Force Majeure event only in a volume proportionate to the percentage reduction of its operations actually caused by such Force Majeure event.

7.18.

The Base Fee, the Excess Fee, the Exercised Option Fee and the Lock In Fee shall be escalated on each anniversary of the Commencement Date (including during any Extension Term) based on the greater of (i) 1.5% or (ii) the U.S. city average

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

increase of the Consumer Price Index for the prior year as published by the U.S. Bureau of Labor Statistics.
8.	Special Provisions
8.1.

Customer acknowledges that the Facility will use common pipelines for Product transfer from the rail off-loading facility to the tanks, including the Dedicated Tank(s) and any Non-Dedicated Tank, as applicable.

8.2.

The permitted Product loss allowance for Normal Losses is two and a half tenths of one percent (0.25%) of the total volume handled when Product is in the custody of Operator (the “Loss Allowance”). The remedies set forth in Section 5.1 and Section 5.2 of the GTCs are Customer’s sole and exclusive remedies for Normal Losses of Product. The remedies set forth in Section 8.3 of the GTCs are Customer’s sole and exclusive remedies for losses of Product other than Normal Losses, including catastrophic losses.

8.3.	All intra-Facility movements (i.e. tank-to-tank transfers) shall be determined by tank gauging.
8.4.

Operator shall keep and maintain, at its sole cost and expense, all pipelines, pumps and other equipment at the Facility owned or leased by Operator and used for handling Product hereunder in good and usable condition.

8.5.

Operator shall not be held responsible for any railroad accessorial charges, including demurrage and storage, railroad provided switching, crew and locomotive repositioning, except to the extent such charges are due directly to the actions or omissions of Operator including Operator’s failure to unload rail cars within the parameters set forth in Section 8.6.  If assessed to Operator and not due directly to the actions or omissions of Operator, the charges shall be included on the next invoice from Operator to Customer and shall be payable by Customer together with any other applicable charges.  Notwithstanding anything to the contrary contained herein, when such charges are (a) (i) the direct result of Customer’s inability to receive Product into the Connecting Pipeline which is not caused by Operator’s operational issues, (ii) the direct result of insufficient space to receive Product in the Dedicated Tank(s), (iii) as a result of one or more Customer Unit Trains not arriving on schedule and arriving within 24 hours of a second Unit Train or (iv) as a result of one or more Customer Unit Trains not arriving on schedule, the consequence of which is a conflict with the arrival of a third party train that is on schedule, and, in each case (b) precluding timely unloading pursuant to Section 8.6, then such charges will be for Customer’s account.  Operator shall promptly notify Customer after Operator becomes aware

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

of any such charges that are Customer’s responsibility in order to allow Customer the opportunity to mitigate such charges.
8.6.

Subject to the limitations set forth in this Agreement, from April 1 until September 30, both inclusive, Operator shall have 14 hours to unload a Unit Train.  From October 1 until March 31, both inclusive, Operator shall have 16 hours to unload a Unit Train if no steaming is required and 24 hours if steaming is required.  The Unit Train unloading times described in this Section 8.6 will commence when the railroad operator delivers control of the locomotive to Operator.  However, it is recognized that, in addition to other matters addressed in this Agreement, management and handling of damaged railcars can adversely impact off-loading times.  Consequently, Operator should maintain records that demonstrate the impact on unloading times associated with shifting damaged railcars from the Unit Train to the repair-in-place track.  This information will be utilized by Operator and Customer to come to a mutually agreed upon and reasonable resolution of any railroad demurrage claims associated with off-loading delays. For the avoidance of doubt, the unloading times of this Section 8.6 apply only to Unit Trains.  Operator shall use commercially reasonable efforts in unloading any Manifest Trains that Operator, in its sole discretion, elects to receive at the Facility.

8.7.	Customer shall not assert or take the position that the Facility falls under the jurisdiction of the Federal Energy Regulatory Commission.
9.	Payment Terms
9.1.

The following fees, as applicable, will be invoiced by Operator no later than the fifth Business Day of each month of the Term beginning in the first month after the Commencement Date and all charges shall be due and payable by Customer within 15 days following Customer’s receipt of invoice:

(a)	Monthly Committed Payment;
(b)	Monthly Exercised Option Payment;
(c)	Monthly Lock In Payment;
(d)	Payment for delivered and unloaded volume which exceeds the sum of the Committed Volume and the Exercised Option Volume for the month (as set forth in Section 7.5);

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(e)	Any fees for any additional services provided pursuant to Section 7.15; and
(f)	Any other amounts due under the terms of this Agreement.
9.2.

Each invoice shall be credited (as and if applicable) by the amount paid by Customer to JBBR Pipeline LLC for the transportation (a) during the Initial Term of any uncommitted volumes in excess of the Monthly Minimum Volume Commitment (as such term is defined in the T&D Agreement) on the Connecting Pipeline pursuant to the FERC tariff rate for such uncommitted volumes and (b) during any Extension Term of any volumes on the Connecting Pipeline pursuant to the FERC tariff rate for such volumes, in each case, during the applicable invoice period.[1]

9.3.

Each invoice shall include all the information required to calculate the amount due from Customer including the arrival date of any train discharging Product at the Facility and the volume of Product delivered to the Facility.  The invoice shall also describe the basis used to determine the amount of additional handling charges and the amount, if any, due from Customer for taxes, fees, costs or assessments required by Applicable Law as provided in Section 15 of the GTCs. Each Party shall pay or cause to be paid in U.S. dollars in immediately available funds all amounts which become due and payable by such Party hereunder to a bank account or accounts designated by and in accordance with instructions issued by the Party entitled to receive the payment.

9.4.

Any portion of any invoice issued by Operator to Customer pursuant to this Agreement that is not paid by the 15th day following Customer’s receipt of such invoice and not otherwise disputed pursuant to Section 9.3 will bear interest on the unpaid amount for each month (or portion thereof) at the lesser rate of the following: (i) 175% of the prime rate of interest, as of the date of the invoice, charged by Citibank N.A. of New York, New York, for 90 day loans made to substantial and responsible commercial borrowers ; or (ii) the highest rate allowed under Applicable Law.

9.5.

If Customer disputes any portion of any invoice or charge, Customer shall notify Operator of the disputed portion within 15 days of the receipt of the invoice or charge. Customer shall pay all undisputed portions of the invoice or charge(s).

[1]

Customer and Operator hereby acknowledge that the applicable fee for service under this Agreement shall be incremental to any fees paid by Customer to JBBR Pipeline LLC and that this fee structure is intended to ensure that Operator and JBBR Pipeline LLC recover costs related to the applicable facilities while preventing Customer from having to pay any amount under this Agreement towards the recovery of those costs that Customer is required to pay directly to JBBR Pipeline LLC pursuant to the Connecting Pipeline’s FERC tariff.

16

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

10.	Determination of Quantity
10.1.

The quantity of Product received at the Facility from railcars shall be determined by Operator using applicable API/ASTM standards.  Quantity determination of Product received into and delivered from the Facility shall be in accordance with the following:

(a)	Products Received from Railcar. The quantity of Product received at the Facility by railcar shall be determined by Specified Meters as identified on Exhibit A.
(b)

Product Delivered to the Connecting Pipeline from the Facility.  The quantity of Product delivered from the Facility to the Connecting Pipeline shall be determined by the Specified Meters identified on Exhibit A.

(c)

Product Transfers Between Tanks.  The quantity of Product delivered and/or received from tank-to-tank transfers shall be measured from tank gauge readings taken immediately before and after transfer of such Product.

Any Product auto-samplers used in the measurement and determination of BS&W for custody transfer measurements shall be maintained and operated in all material respects in accordance with API 8.2.

10.2.

Operator shall provide a monthly summary of all Facility activity as it relates to the Customer’s use of the Facility, including physical inventory specified by tank (both useable inventory and un-pumpable heel inventory) and line fill, volume and date of railcar receipts and volume and date of outbound pipeline movements.

10.3.	Operator shall provide Customer a daily report regarding Product inventory through electronic mail system or fax in accordance with Section 3 of Exhibit B.
11.	Hours of Operation

Facility working hours are 24 hours per day, seven days per week, subject to the terms of this Agreement, the connecting pipeline system rules and procedures and the Facility operating procedures.

12.	Audit
12.1.

At no additional charge to Customer from Operator, Customer shall have the right, upon reasonable notice to Operator and acting reasonably, to observe performance of services under this Agreement and to inspect all materials used to

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

provide such services.  Additionally, Customer shall have the right to review for compliance with the terms of this Agreement (at no additional charge to Customer) and to reproduce (at Customer’s sole cost and expense), (i) the relevant portion of all books, records and information kept by or on behalf of Operator that reasonably relate to Customer’s rights and obligations under this Agreement or are typically retained in conjunction with generally accepted accounting principles and (ii) any fees or costs charged by Operator pursuant to this Agreement (except information subject to attorney-client privilege, proprietary information or confidential information associated with other customers or the Facility’s personnel or other operations of Operator).

12.2.

Operator shall retain all books, records and information described in Section 12.1 for a period of three years after the end of the calendar year in which the services underlying such books, records and information are rendered. Customer may take written exception to and make a claim upon Operator for any and all discrepancies disclosed by an audit conducted pursuant to Section 12.1 if such audit is conducted and such written exception and claim are made within three years after the end of the calendar year in which the services forming the underlying basis of such claim were rendered. Any such audit will be at Customer’s expense and will take place during normal business hours.  Any and all information, audits, inspections and observations made by Customer under this Section 12 shall be held in confidence pursuant to the obligations in Section 15.

12.3.	Operator shall use reasonable efforts to include in its relevant contracts a provision that its subcontractors comply with the audit, access and document retention requirements in this Section 12.
12.4.	No audit finding, inspection, or certification shall relieve Operator of any warranty or obligation under this Agreement
13.	Default
13.1.

Should Customer or Operator default in the performance and observance of any of the terms or conditions of this Agreement and should such default continue for 30 or more days after the non-defaulting Party delivers notice to the defaulting Party (a “Continuing Default”), then the non-defaulting Party may:

(a)	except as provided in Section 13.2, seek to recover damages for breach of this Agreement;
(b)	proceed to exercise any other right or remedy that may be available to it under this Agreement, at law or in equity; and/or

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(c)	terminate this Agreement by giving notice of termination to the defaulting Party.
13.2.

Upon the occurrence of a Continuing Default by Customer, if Operator elects to terminate this Agreement pursuant to Section 13.1, Customer shall pay to Operator the Base Fee (or the Lock In Fee, if applicable) multiplied by the number of days remaining in the Term (the “Early Termination Fee”). Customer and Operator agree that the Early Termination Fee is in the nature of liquidated damages, and not a penalty, and is fair and reasonable, and such payment represents a reasonable estimate of fair compensation for Operator’s loss of the economic benefit of this Agreement that may reasonably be anticipated from such Continuing Default by Customer. To the extent that such Continuing Default by Customer results in any injury to or death of persons or damage, loss or injury to any property (excluding Product), Customer’s duty to indemnify the Operator Group in accordance to Section 7.2 of the GTCs shall apply in addition to the Early Termination Fee.

13.3.	Operator shall have a lien and security interest upon all Product maintained at the Facility for all of the charges and other amounts payable to Operator by Customer hereunder.
13.4.

If the T&D Agreement is terminated for any reason, either Party may terminate this Agreement as of the date of the termination of the T&D Agreement.  The terminating Party shall exercise this right of termination solely by notice in writing to the other Party given within ten (10) days of termination of the T&D Agreement. If this Agreement is terminated pursuant to this Section 13.4, Operator and Customer shall be released from any and all obligations under this Agreement except that Customer shall pay Operator all of its accrued obligations up to and including the effective date of termination.

14.	Notices

All notices, consents, waivers and other communications under this Agreement must be in writing and delivered as set forth below.  Notice given by personal delivery, electronic mail, facsimile or mail shall be effective upon actual receipt.

If to Operator:

Joliet Bulk, Barge & Rail LLC

1808 Swift Drive

Oak Brook, Illinois 60523

Attention: Eric Gilbert

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Fax: (###) ###-####

Email: #####

If to Customer:

Customer shall provide contact information prior to the Commencement Date.

15.	Confidentiality
15.1.

This Agreement and any transactions governed by this Agreement shall be kept confidential by Operator and Customer, and the contents of this Agreement shall not be disclosed to any Person (a) other than a Party’s affiliates and its and their representatives without the prior written consent of the other Party, (b) unless required by Applicable Law, or any regulatory body having jurisdiction, (c) to that Party’s auditors or financial or legal advisors on the condition that such information be kept confidential or (d) in the case of Operator, to a third party contemplating purchasing Operator’s assets, including the Facility; provided that such third party shall have, prior to such disclosure, entered into a confidentiality agreement with Customer on terms no less strict than the confidentiality restrictions of this Section 15.  In the event a Party is required to disclose information in accordance with the foregoing, such Party shall, if legally permissible, promptly notify the other Party of the requested disclosure.  All receipts and deliveries of Product hereunder are confidential and shall not be disclosed to any third party without the prior written consent of Customer unless required by any Governmental Authority.  Notwithstanding the foregoing, Operator is permitted to communicate with any third parties regarding Customer’s receipts and deliveries of Product as required by Operator to conduct Operator’s obligations hereunder (e.g. pipeline carriers, third parties for tank-to-tank transfer, barge and vessel operators, etc.).

15.2.	The following shall not be considered confidential:
(a)	information that was already known to the receiving Party before negotiations of this Agreement began;
(b)

information that is already in possession of the public or becomes available to the public other than through the act or omission of the receiving Party or of any other Person to whom such information is distributed pursuant to this Agreement;

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

(c)	information that is acquired independently from a third party that has the right to disseminate such information at the time it is acquired by the receiving Party; or
(d)	information that is developed by the receiving Party independently of the information received from the disclosing Party.
16.	Survival

The termination of this Agreement under any of the provisions of this Agreement shall in no event relieve either Party of its liability and obligations hereunder which accrued prior to such termination, including any unpaid amounts owing hereunder, all of which shall survive any such termination and shall be paid in addition to any fee that may be payable in connection with such termination.  In addition, the provisions of Sections 14 and 15, Sections 7, 8, 18 and 24 of the GTCs and Annex I shall survive the expiration or earlier termination of this Agreement.

17.	Additional Terms

The GTCs are a part of this Agreement.  In the event of a conflict between the provisions of Section 1 through Section 16 and the GTCs and/or any Annexes and Exhibits to this Agreement, the provisions of Section 1 through Section 16 shall take precedence and the GTCs shall take precedence over any Annexes and Exhibits.

Signature Page Follows

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized representative.

OPERATOR:

Joliet Bulk, Barge & Rail LLC

By:/s/ Eric Gilbert

Name:Eric Gilbert

Title:Vice President

By:/s/ Michael A. Tortorici

Name:Michael A. Tortorici

Title:     Treasurer

Signature Page to Terminal Services Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

CUSTOMER:

ExxonMobil Oil Corporation

By:/s/ Austin B. Carr  5/23/2014

Name:Austin B. Carr

Title:North America Crude Trading Manager

Attorney in Fact

Signature Page to Terminal Services Agreement

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

GENERAL TERMS AND CONDITIONS

1.	Facility and Services
1.1.

Conditions for Provision of Services.  Customer’s use of the Facility and the provision of services by Operator to Customer are subject to the provisions of this Agreement, Operator obtaining all necessary permits, the limitations of the Facility, the limitations of connecting carriers, the availability of the connecting pipelines and all Applicable Law.

1.2.

Inspection of Facility.  Customer, Customer’s representatives or their agents shall, upon giving reasonable advance notice, have the right, at any time during normal business hours, to (i) inspect all or any part of the Facility in order to make physical checks of Product and to observe Operator’s performance of its services under this Agreement; (ii) witness all activities and review any report associated with the measurement, quality or inspection of Product at the Facility; and (iii) collect Product samples and inject additives into Product; provided that Operator shall not be responsible for any change in quality of the Product, damage to the Facility or contamination of another customer’s product due to Customer’s injection of additives into Product.  However, this right shall not be exercised in such a manner as to interfere with or diminish Operator’s complete control over and sole responsibility for the operation of the Facility.  Any right of Customer, Customer’s representatives, agents or independent inspectors to enter the Facility to observe and verify Operator’s performance of its services hereunder will be subject to reasonable rules and regulations from time to time promulgated by Operator.

1.3.	Tanks. In the event the Parties have agreed to tank storage, Operator shall provide tank storage at the Facility suitable for the receipt and redelivery of Product.
(a)

Operator’s Election to Substitute—Non-Dedicated Storage.  With respect to Product in any Non-Dedicated Tank, Operator may substitute any tank used for storage of Product at any time without notice.  Substitute storage shall be of equal quality and provide equal or greater storage capacity and comparable loading and/or transfer rates unless otherwise approved by Customer.  There will be no interruption of service and no expense to Customer for any such tank substitution, unless otherwise agreed.

(b)	Operator’s Election to Substitute—Dedicated Storage. With respect to Product in any Dedicated Tank(s), in the event of Force Majeure, emergency or events where Operator foresees damage and/or harm,

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Operator may substitute any tank used for storage of Product without notice.  In all other events, Operator may substitute a tank with 30 days’ prior notice to Customer.  Substitute storage shall be of equal quality and provide equal or greater storage capacity and comparable loading and transfer rates unless otherwise approved by Customer.  There will be no interruption of service and no expense to Customer for any such tank substitution, unless otherwise agreed.

1.4.	Non Interference by Customer. Customer shall have no right to manage, dictate or interfere with Operator’s activities in regard to operation or substitution of tanks used for storage of Product.
1.5.	Receipts into the Facility by Rail.
(a)

All receipts of Product into the Facility via railcar shall be arranged by Customer and all associated costs of transporting Product to the Facility shall be borne by Customer.  Such movements will be granted subject to availability and the physical constraints of the Facility as more specifically described in the nominating and scheduling procedures set forth on Exhibit B and the railcar specifications set forth on Exhibit B-1.  Customer acknowledges that the Facility’s rail rack may only be used for receipts of Product into the Facility and that the rail rack facilities may not be used to make deliveries of Product out of the Facility unless otherwise agreed by Operator.

(b)

Customer’s use of the rail rack is subject to any operating guidelines, authorized entry procedures, safety requirements, liability limitations and other requirements that Operator, in its reasonable discretion, may issue from time to time.  Operator is not responsible for damages to Customer, if any, due to unavailability of the Facility including demurrage to any railcars, except as set forth in Section 8.6 or to the extent such damages are otherwise due directly to the actions or omissions of Operator.

1.6.	Delivery from the Facility by Pipeline. All deliveries of Product out of the Facility via pipeline shall be arranged by Customer.
1.7.

Common Carrier Pipeline Deliveries.  In the event Operator blends any Product on Customer’s behalf pursuant to Customer’s written instructions, all such blended Product must meet the specifications of the common carrier pipeline prior to delivery.  Operator shall confirm the specifications of such blended Product prior to delivery to the common carrier pipeline.  If such blended Product fails to meet the common carrier pipeline specifications, Operator shall notify Customer

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

as soon as reasonably practicable, and Operator shall not be obliged to deliver the blended Product to the common carrier pipeline.
1.8.

Line Fill.  Facility operations may require the Product to serve temporarily as line fill, until a line displacement can be arranged.  Customer shall provide its pro-rata share of line fill in the Facility based on Customer’s use of the Facility.  Some of Customer’s pro-rata share of line fill may be pushed into a third party’s tank and a third party’s line fill may be pushed into Customer’s tanks.  Any Customer line fill in the Facility will be subject to the Loss Allowance.  Upon termination of this Agreement, by transfer between tanks or push of a line fill of fungible third party product, Operator will redeliver to Customer the quantity delivered by Customer to Operator, except as the Loss Allowance and the Minimum Inventory tank heels (which Customer is obligated to sell or dispose, and Operator is not obligated to redeliver, pursuant to Section 31.2 of the GTCs) may otherwise allow.  Operator shall use reasonable efforts to minimize the duration of residency of the Product as line fill.

1.9.

Multi-Grade Lines.  In the performance of the services under this Agreement, the Operator may use common multi-grade crude pipelines that interconnect certain segments of the Facility and that connect the Facility with other facilities, for products not belonging to Customer.  Customer approves such usage and releases Operator from any liability in connection therewith, including for interface mixing.

1.10.

Fixtures, Equipment or Appurtenances.  Customer agrees that any fixtures, equipment or appurtenances attached to the tanks, including any Dedicated Tank and any Non-Dedicated Tank, or placed in or on the Facility by Operator or Customer, whether before or after the Commencement Date, shall be and remain the property of Operator even though such items may be paid for directly or indirectly by Customer.

1.11.	Standard of Care. Operator shall operate the Facility as a reasonable and prudent operator and in accordance with good industry practices.
2.	Product Specifications
2.1.	Product Quality.
(a)

Customer shall provide a comprehensive Bill of Lading (BOL) for each Unit Train it delivers to the Facility.  The BOL will list all rail cars included in the Unit Train and will include at a minimum the following information:

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i.	Name of Crude
ii.	Temperature at Load
iii.	Density
iv.	Dangerous Goods Description
v.	Volume at Load (at ambient temperature)
vi.	Adjusted Volume at 15 degrees C
(b)

(i) The Operator may appoint an independent inspector, whose fees and costs shall be borne by Operator, in order to ascertain the quality of the Product received at the Receipt Point and/or delivered at the Delivery Point. The findings of such independent inspector shall be final and binding upon the Parties absent gross negligence, willful misconduct, fraud or manifest error. (ii) Customer shall appoint an independent inspector, whose fees and costs shall be borne by Customer, in order to ascertain the quality of any Product blended at the Facility at Customer’s request; any such inspection shall be conducted prior to the Product being discharged from the Dedicated Tank(s) and the findings shall be final and binding upon the Parties absent gross negligence, willful misconduct, fraud or manifest error.  (iii) To the extent Operator commingles Customer’s Product with the product of a third party, Operator shall appoint an independent inspector, whose fees and costs shall be borne by Operator, in order to ascertain the quality of any Product discharged into the Connecting Pipeline; any such inspection shall be conducted prior to the Product being discharged and the findings shall be final and binding upon the Parties absent gross negligence, willful misconduct, fraud or manifest error. The qualities to be tested under (ii) and (iii) are density, viscosity, sulfur, BS&W, and RVP. All testing is to be completed in accordance with the applicable ASTM standards. Any additional Product quality testing desired by either Party beyond the testing in (i), (ii) and (iii) shall be conducted by that Party or an independent inspector appointed by that Party and the fees and costs for such inspector shall be borne by that Party.

(c)

Operator will not be obligated to receive Contaminated Product into the Facility or store Contaminated Product whether as a result of Customer blending Product at the Facility or otherwise. Customer at its sole cost and expense shall be responsible for all damages of any kind, in addition to

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commodity or Waste removal and cleaning costs for connecting pipelines or tanks, resulting from the introduction of Contaminated Product without Operator’s consent.  Customer shall remove and replace, or reimburse Operator for any and all expenses incurred in removing and/or replacing, any such Contaminated Product received or for commodities belonging to another party in the Facility that are commingled with Contaminated Product.

(d)

Operator will not perform, or caused to be performed, any Product quality analysis on behalf of Customer unless Customer so requests in writing.  Any such quality analysis, including any costs for independent inspectors appointed by Customer, is for Customer’s account. Either Party or its designated independent inspector may observe the other Party or its designated independent inspector in any measurement or sampling.

(e)

Operator retains at all times during the Term the right to reasonably change the Product Specifications, for Product introduced or stored at the Facility, due to changes in Applicable Law or pipeline specifications.

2.2.

Product Warranty.  Customer represents and warrants to Operator that Customer has good title to all Product and the full right, power and authority to cause such Product to be delivered to the Receipt Point and transported, handled and stored by Operator as provided in this Agreement. Customer warrants to Operator that all Product will conform to the Product Specifications.  Operator may rely upon the specifications and representations of Customer as to Product title and quality.  CUSTOMER SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS Operator, and its affiliates and successors and assigns, and each of its and their respective affiliates, officers, directors, members, shareholders, investors, employees, agents, contractors, successors and assigns (excluding any member of Customer Group) (collectively, the “Operator Group”) from and against all Claims, inclusive of Claims made by third parties, arising from, relating to or in connection with the failure of the Product to meet the Product Specifications.

2.3.	Material Safety Data Sheet. Operator shall have access to Material Safety Data Sheets for any Product to determine handling, storage and loading requirements.
3.	Data Integrity of Product

Each Party shall be accountable for the integrity of any Product quality test performed by it, and the results of any Product quality test performed by a third party laboratory

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employed by it, in connection with this Agreement, including the recording and retention of such data.  Each Party agrees as to any such test performed by it:

3.1.

Product quality test measurements shall be complete, accurate and timely based upon unaltered samples collected in a manner that would be expected to yield reasonably representative samples or which have been collected in the manner specified by written agreement between the Parties.

3.2.

Specified industry standard test methods and instrument calibration procedures shall be used without modification, unless that modification has been approved by industry standard or written agreement between the Parties, or unless the certificates of analysis of such data indicate such test method or procedure was altered.  In no event will any such alteration yield materially different test results, unless approved in writing.

3.3.

A quality assurance system shall be in place for any laboratory facility involved.  Such system shall be designed to aid in the deterrence, detection and correction of any incorrect data generated or communicated and shall also include the maintenance and calibration of measurement instruments.

3.4.

Testing and measurement personnel involved shall be trained in the necessary skills involved in data generation and data management, including initial and ongoing personnel training, testing and verification of knowledge transfer.

3.5.

Each Party shall utilize a self-monitoring and assessment system to determine the extent to which the requirements above are being met.  This system shall include the resolution of all problems found in the assessments, with plans and responsibilities for appropriate follow-up.

4.	Measurements
4.1.

Measurement.  Measurements of all Product handled shall be taken by Operator, and shall be based upon U.S. gallons of 231 cubic inches, 42 gallons to the barrel, corrected to 60 degrees Fahrenheit, using ASTM-IP Petroleum Measurement Table No. 6B-ASTM Designation D-1250.  Gross measurements shall be net of BS&W and shall be corrected for temperature by a calibrated temperature measuring device and for gravity as determined in accordance with Operator’s procedures for handling such Product.  Unless otherwise specified, quantities received at the Receipt Point and delivered to Customer at the Delivery Point shall be measured by custody transfer quality meter. All product meters shall be calibrated at least every six months.  Customer shall have the right to participate with Operator in any measurement; provided that, in the absence of such

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participation, the measurements taken by Operator shall be binding upon both Parties absent fraud, gross negligence or willful misconduct.  Quantities in the tanks shall be determined by tank gauges.  If Customer requires an independent certified gauging by a mutually acceptable independent gauger, such gauging will be at Customer’s expense.  Measurement procedures shall follow the applicable API and ASTM or equivalent standards.

4.2.

End-of-Month Gauge.  Customer may use an independent gauger at its expense to gauge the tank(s) on the last day of each month during the Term, but Operator’s determination of quantity shall be binding on both Parties and will be used in the monthly statement of account issued by Operator to Customer, absent fraud, gross negligence or willful misconduct.

5.	Product Gain and Loss Allowance
5.1.

Dedicated Storage.  For Product stored in any Dedicated Tank or other tank dedicated for Customer’s exclusive use, Operator will determine and communicate via written report, the Normal Losses and gains occurring on a monthly basis and net these determinations on a calendar year basis.  After accounting for the Loss Allowance, Operator will settle these determinations promptly after the end of each calendar year during the Term or as of the termination of this Agreement, whichever occurs first.  Operator will pay Customer for any Normal Losses that exceed the Loss Allowance in accordance with Section 8.3 of the GTCs; provided that Operator, in its sole discretion, may physically replace Product with in‑kind Product.  Customer will pay Operator for any actual gain in volume.

5.2.

Commingled Storage.  For Product stored in any Non-Dedicated Tank or other commingled tank, Operator will determine and communicate via written report, the Normal Losses occurring on a monthly basis, and settle these determinations promptly after the end of each calendar year during the Term or as of the termination of this Agreement, whichever occurs first.  Operator will pay Customer for any Normal Losses that exceed the Loss Allowance in accordance with Section 8.3 of the GTCs; provided that Operator, in its sole discretion, may physically replace Product with in‑kind Product.  The basis for the distribution of Normal Losses of Product in a commingled tank shall be prorated among the storage parties.

5.3.	Subject to Section 5.1 and Section 5.2 of the GTCs, Operator will redeliver to Customer only the quantity of Product that was delivered by Customer, less the Loss Allowance.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

6.	Inventory Disposition Upon Termination
6.1.

Inventory Remaining After Termination.  Upon the expiration of the Term or the termination of this Agreement, unless otherwise agreed by Operator, Customer shall promptly remove its Product from the Facility, and Customer will pay all costs of removal and storage.  Operator may deliver inventory to Customer out of common stock but such inventory shall substantially meet the Product Specifications.  Except as to Product that Operator is unable to redeliver to Customer, or as otherwise provided in this Agreement, if any Customer‑owned Product remains in a tank beyond the termination of this Agreement (such remaining Product referred to as “Inventory”), Operator shall be compensated for such continued storage.  Such compensation shall include continuing per day lease charges for the continued use of the tank(s) storing the Inventory, or replacement tankage until all of the Inventory is removed, which per day charge will not exceed $0.10 per Barrel of Inventory remaining at the Facility.  If Operator has a need to promptly remove the Inventory from storage, Operator will arrange for the removal and temporary storage of the Inventory at another terminal(s) or tankage and Customer will pay all costs of removal and storage.

6.2.	Operator’s Rights. Operator has all rights and remedies available to a secured party under Applicable Law with respect to the Inventory.
6.3.

Public or Private Sale.  If after 60 days following the expiration of this Agreement Customer has failed to schedule the withdrawal of the Inventory from the Facility, Operator may liquidate the Inventory through one or more sales or other dispositions with such notice, if any, as may be required under Applicable Law, free from any claim or right of any nature whatsoever of Customer, including any equity or right of redemption by Customer (with Operator, or its affiliates, having the right to purchase any or all of the Inventory to be sold) and to apply the proceeds from the liquidation of the Inventory to any amounts payable by Customer to Operator, including all expenses of the sale and accrued fees (storage and otherwise), costs and charges hereunder.  Customer shall pay and reimburse Operator upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) that Operator may incur in connection with: (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Inventory, including the reasonable expenses of re‑taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Inventory; and (ii) the exercise or enforcement of any rights or remedies granted by this Agreement or otherwise available to it at law or in equity.  This Section 6.3 of the GTCs shall survive the expiration of the Term or the termination of this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

7.	Indemnification
7.1.

Duty to Indemnify Customer Group.  Except as expressly provided otherwise in this Agreement, OPERATOR SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS Customer, and its affiliates, carriers successors and assigns, and each of its and their respective subsidiaries, affiliates, officers, directors, employees, agents, contractors, successors and assigns (collectively, the “Customer Group”) from and against all claims, suits, causes of action, demands, losses, liabilities, obligations, damages, costs, expenses, fees (including reasonable attorney’s fees) and court costs (collectively, “Claims”), inclusive of Claims made by third parties, arising from or relating to any injury to or death of persons or damage, loss or injury to any property (excluding Product) TO THE EXTENT OF THE PERCENTAGE OR PROPORTION OF DETERMINED FAULT ARISING FROM THE BREACH, DEFAULT, STRICT LIABILITY OR THE NEGLIGENT ACTS, ERRORS OR OMISSIONS OF OPERATOR OR ANY MEMBER OF OPERATOR GROUP WHILE PERFORMING ITS OR THEIR OBLIGATIONS UNDER THIS AGREEMENT.

7.2.

Duty to Indemnify Operator Group.  Except as expressly provided otherwise in this Agreement, CUSTOMER SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS the Operator Group from and against all Claims, inclusive of Claims made by third parties, arising from or relating to any injury to or death of persons or damage, loss or injury to any property (excluding Product) TO THE EXTENT OF THE PERCENTAGE OR PROPORTION OF DETERMINED FAULT ARISING FROM THE BREACH, DEFAULT, STRICT LIABILITY OR THE NEGLIGENT ACTS, ERRORS OR OMISSIONS OF CUSTOMER OR ANY MEMBER OF CUSTOMER GROUP WHILE USING THE SERVICES OF THE FACILITY OR PERFORMING ITS OR THEIR OBLIGATIONS UNDER THIS AGREEMENT.

7.3.

Determination of Fault.  Any final determination of fault by a court of competent jurisdiction in the principal action underlying a claim for indemnification pursuant to this Section 7 of the GTCs shall be binding on both Customer and Operator.

7.4.

Written Claim.  Neither Party (or Customer Group or Operator Group, as applicable) shall be obligated to indemnify the other Party (or Customer Group or Operator Group, as applicable) or be liable to the other Party unless a written claim for indemnity is delivered to the other Party within 90 days after the date that a Claim is reported or the grounds for a Claim are discovered, whichever is earlier.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

7.5.

No Limitation.  Except as expressly provided otherwise in this Agreement, the scope of these indemnity provisions may not be altered, restricted, limited or changed by any other provision of this Agreement.  The indemnity obligations of the Parties as set out in this Section 7 of the GTCs are independent of any insurance requirements as set out in Section 16 of the GTCs, and such indemnity obligations shall not be lessened or extinguished by reason of a Party’s failure to obtain the required insurance coverages or by any defenses asserted by a Party’s insurers.

7.6.	Survival. Subject to Section 8.3 of the GTCs these indemnity obligations shall survive the expiration of the Term or the termination of this Agreement.
8.	Limitation of Liability
8.1.

Neither Operator nor Customer shall have any liability hereunder to the other Party for any lost profits or incidental, special, punitive, exemplary, consequential or other indirect losses, damages or costs howsoever caused except for (a) the Early Termination Fee payable under Section 13.2 and (b) the liability of a Party in respect of Claims made by third parties pursuant to any indemnity under this Agreement.

8.2.

Subject to Section 8.1 of the GTCs and otherwise notwithstanding anything to the contrary in this Agreement, the Parties agree that:  (a) with regard to any liability arising prior to the Commencement Date, Operator and its affiliate’s total aggregate liability to Customer Group under this Agreement and the T&D Agreement shall be limited to $100,000,000; and (b) with regard to any liability arising on or after the Commencement Date, Operator and its affiliate’s total aggregate liability to Customer Group under this Agreement and the T&D Agreement shall be limited to $55,000,000; provided that the foregoing limitations shall not apply to any third party Claim under or pursuant to Section 7.1 of the GTCs.

8.3.

Operator shall not be liable to Customer for loss of, or damage to, any Customer Product unless Customer notifies Operator in writing within 90 days of the report of any incident or the date Customer learns or should have learned of any such loss or damage to the Product, whichever is earlier, and Operator shall only be liable to the extent of Operator’s determined fault.  Operator’s maximum liability to Customer for any lost or damaged Product caused by Operator’s determined fault shall be limited to (a) the lesser of (i) the replacement value of the Product at the time of the incident based upon the posted price for similar Product in the same locality, and if no other similar Product is in the locality, then in the state, or (ii) the actual cost paid for the Product by Customer (copies of Customer’s

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invoices of cost paid must be provided), less (b) the salvage value, if any, of the damaged Product; provided that, in event of a Product spill, Customer shall be required to accept at the Delivery Point or elsewhere, any Product recovered by Operator that meets the Product Specifications, and Operator’s liability for lost Product shall be reduced by such amount of recovered and delivered Product in accordance with this Section 8.3 of the GTCs.

8.4.	Both Parties shall be discharged from any and all liability arising out of this Agreement unless suit or action is commenced within two years after the cause of action arises.
8.5.

Notwithstanding anything to the contrary in this Agreement, each Party shall bear full responsibility, without limit, for GROSS NEGLIGENCE or WILLFUL MISCONDUCT attributable to its managerial and senior supervisory personnel and, in no event, will a Party be required to release or indemnify the other Party for GROSS NEGLIGENCE or WILLFUL MISCONDUCT attributable to the other Party’s managerial and senior supervisory personnel.

8.6.

Except as expressly provided in this Agreement, Operator makes no guarantees or warranties of any kind, expressed or implied.  Operator specifically disclaims all implied warranties of any kind or nature, including any implied warranty of merchantability or any implied warranty of fitness for a particular purpose.

9.	Force Majeure
9.1.

“Force Majeure” shall mean any act, event or circumstance at the Facility or that affects a Party’s ability to meet its obligations under this Agreement (including Operator’s ability to provide services), whether of the kind described herein or otherwise, that is not reasonably within the control of the Party claiming Force Majeure, and that prevents or delays in whole or in part such Party’s compliance with, or performance of any one or more of its obligations under this Agreement, and may include acts of God, acts of nature, landslides, subsidence, severe lightning, earthquakes, volcanic eruptions, fires, tornadoes, hurricanes, storms, floods, washouts, tidal waves, or tsunamis; terrorism or war; strikes, lockouts, or labor disputes; orders, rules, regulations, or laws of any Governmental Authority having or asserting jurisdiction; expropriation, requisition, confiscation, or nationalization of the Facility; epidemics or quarantine; inability to procure material, equipment, or necessary labor for the Facility; inability to obtain or maintain, or the suspension, termination, adverse modification, interruption, or inability to renew, any servitude, right of way, permit, license, lease, consent, authorization, or approval of any Governmental Authority having or asserting jurisdiction; or breakdown or destruction of the Facility, pipelines, machinery or

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equipment (except to the extent caused by normal wear and tear or the failure to comply with the maintenance and operating procedures of a reasonable and prudent operator); or outages due to third-party pipelines crossing the Connecting Pipeline; provided, however, that none of the following shall be deemed events of Force Majeure:  (i) economic hardship; (ii) the unavailability of Product at the sources of supply; or (iii) the enactment of any Applicable Law that prohibits or significantly inhibits production of or access to Product.  In no case shall Force Majeure excuse the obligation to pay or make any payment when due (including in respect of the Monthly Committed Payment, the Monthly Exercised Option Payment and the Monthly Lock In Fee Payment, as applicable); provided that the Customer’s obligation to pay the Monthly Committed Payment, the Monthly Exercised Option Payment or the Monthly Lock In Fee Payment, as applicable shall be decreased proportionately to the extent that the Operator is unable to provide the underlying services or Facilities required to support the applicable volumes relative to those payments; provided further that the Initial Term shall be extended as required, based on volumes of Product anticipated to be nominated by Customer taking into account its historic use of the Facility, to make up for any such decrease in Customer’s obligation to pay the Monthly Committed Payment, the Monthly Exercised Option Payment or the Monthly Lock In Fee Payment.

9.2.

Except for any payment obligations due under this Agreement, subject to Section 9.1, in no case shall either Party shall be considered in default of its obligations or held liable for failure to perform this Agreement when such Party is unable to perform or is delayed in performing by an event of Force Majeure.

9.3.

It is understood that the settlement of strikes or differences with workmen shall be entirely within the discretion of the Party having the difficulty.  The Party claiming that an event of Force Majeure has arisen shall promptly notify the other Party with reasonably full details concerning such event.  If notice is given orally, it shall be confirmed in writing within 72 hours of such event.  The obligations of the Party giving notice, so far as such obligations are affected by the event of Force Majeure, shall be suspended during, but not longer than, the continuance of the Force Majeure event.  The affected Party shall act with commercially reasonable diligence to resume performance.  Except as provided in Section 1.3(c) or in Section 29 or Section 30 of the GTCs, if an event of Force Majeure materially affects either Party’s performance under this Agreement and exists for more than 90 consecutive days, and such affected Party is not diligently pursuing the steps necessary to overcome such event of Force Majeure, then either Party shall have the right to terminate this Agreement without further costs or obligation to the other Party; provided that Customer shall pay any outstanding fees invoiced under Section 9 of the Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

10.	Environmental
10.1.

In the event of any Product spills or other environmentally polluting discharges arising from the operations of the Facility, clean up and/or any resulting liability for such spills or discharges shall be the sole responsibility of Operator, subject to the following: in the event of any Product spills or other environmentally polluting discharge at the Facility after the commencement of this Agreement caused by Customer or the operation of a railroad train or railcar(s) delivering or receiving on its behalf, at its request or for its benefit, Operator is authorized to commence containment and clean-up operations as deemed appropriate or necessary by Operator and shall notify Customer immediately of such operations; all liability and reasonable costs of containment or clean-up for such spill or discharge shall be borne by Customer, except that in the event a spill or discharge is the result of joint negligence by both Operator and Customer or a railroad train or railcar(s) delivering or receiving on its behalf, at its request or for its benefit, liability and costs of containment or clean up shall be borne severally and not jointly by Operator and Customer in proportion to each Party’s negligence.

10.2.

Customer shall be considered the “generator” of all Wastes generated in Dedicated Tank(s) for purposes of Applicable Law, including all federal, state or local hazardous and non-hazardous waste laws and regulations.  Customer shall perform the duties and responsibilities of the “generator” in compliance with all Applicable Law, including identifying, packaging, manifesting, reporting, record keeping, handling, transporting and disposing of all hazardous and non-hazardous liquid or solid wastes removed from Dedicated Tank(s).

11.	Waste and Hazardous Materials
11.1.

Storage, Handling and Disposal of Waste.  Operator and Customer will comply in all material respects with all Applicable Law regarding the storage and handling of Product and the disposal of any Waste.  Customer shall pay or reimburse Operator for the characterization, transportation, disposal and removal from the Facility of any Waste or residuals, including all costs associated with any liabilities arising from such Waste or residual generated in Dedicated Tank(s).  During such removal, the fees and charges set forth in this Agreement will remain in effect.

11.2.

Reporting of Hazardous Materials.  Operator will report its handling of all hazardous materials for Customer as required by Applicable Law.  Customer will accurately and properly represent the nature of all such materials to Operator.  Customer will be responsible for the direct payment to any regulatory agency of any and all charges assessed for the storage of Product.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

12.	Compliance with Applicable Law
12.1.

The Parties shall comply in all material respects with all Applicable Law, and the Parties shall ensure that their respective carriers, contractors, agents and representatives comply in all material respects with all Applicable Law.  Furthermore, Customer shall maintain and shall cause its suppliers, contractors and agents to maintain compliance with all Applicable Law that pertains to the whole-sale purchase, production, distribution, transfer and sale of Product and usage of the Facility and related services provided by Operator.

12.2.	Each Party shall use reasonable commercial efforts to obtain all permits and licenses required for its respective operations and performance of this Agreement.
12.3.

In the event any Applicable Law enacted or made after the date of this Agreement (including in respect of air emissions or other environmental obligations or laws) requires installation of or modifications to the Facility or additional operational expenses or imposes any additional charges or costs, Operator shall notify Customer of the estimated additional charges. Operator shall be responsible for such additional charges up to $1,000,000. If any such additional charges exceed $1,000,000 in the aggregate over the Term, Customer shall, at its option, either pay its pro rata share of all such additional charges (including its pro rata share of the first $1,000,000 previously absorbed by Operator) or provide Operator notice to terminate this Agreement; provided that such notice shall be given by Customer within 45 days of receipt of Operator’s notification; provided further that (a) Customer will not be entitled to terminate this Agreement pursuant to this Section 12.3 of the GTCs if Operator agrees to pay such additional charges and (b) in the event Customer notifies Operator of Customer’s election to terminate this Agreement pursuant to this Section 12.3 of the GTCs, then Customer shall pay the Early Termination Fee to Operator.

12.4.

Any environmental liabilities and remediation costs relating to or arising from pre-existing environmental contamination (i.e., prior to Customer’s use of Facilities under this Agreement) are excluded from this Agreement and Customer shall in no event be responsible for paying any portion of such liabilities or costs.

13.	Federal Contract Clauses

Both Parties shall comply in all material respects with the Fair Labor Standards Act of 1938 and all similar Applicable Law.  In addition:

13.1.	Each Party is an Equal Opportunity Employer. The Parties shall not engage in any conduct or practice which violates any Applicable Law prohibiting

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discrimination against any person by reason of race, color, religion, national origin, sex or age.
13.2.

If this Agreement is subject to the rules and regulations approved by the Secretary of Labor under Executive Order 11246 as amended to date, the provisions of such Executive Order and implementing rules and regulations of the Secretary of Labor are by reference hereby incorporated in and made a part of this Agreement.

13.3.

If this Agreement is subject to the Affirmative Action Regulations with respect to Employment of the Handicapped, or with respect to Disabled or Vietnam Era Veterans, regulations contained in the United States Code of Federal Regulations (41 FR 60-741 and 41 FR 60-250) are by reference hereby incorporated in and made a part of this Agreement.

13.4.

If this Agreement is subject to the Occupational Safety and Health Act of 1970, regulations contained in Section 107 of the Contract Work Hours and Standard Act published in 29 FR Chapter XVII, Part 1926 are by reference hereby incorporated in and made a part of this Agreement.

14.	Title and Custody
14.1.	Title to all Product received at the Facility shall remain at all times with Customer, subject to any lien in favor of Operator created pursuant to this Agreement or any Applicable Law.
14.2.	Custody of Product shall pass to Operator at the time such Product passes the Receipt Point. Custody of Product shall remain with Operator until such Product passes the Delivery Point.
15.	Taxes

Customer shall promptly pay or reimburse Operator for any taxes, duties, import fees, assessments or other charges of any Governmental Authority that Operator may be required to pay or collect, including property taxes, oil spill response fund assessments, spill taxes, pollution control taxes, coastal protection fees, marine preservation association fees, emission fees, charges, excises, duties, tariffs, inspections or other fees, including penalties and interest, now or hereafter imposed on Product and on the storage, transfer, handling, disposal of resulting tank bottoms or other Waste, or on any other use thereof.  Notwithstanding the foregoing, each Party shall pay its own income, profit, franchise or similar tax.

16.	Insurance

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

16.1.

At all times during the Term, each Party shall carry and maintain in force (i) Workers' Compensation Insurance in accordance with any Applicable Law that is applicable to its employees engaged in undertaking any obligations required of it under this Agreement, (ii) Employer's Liability Insurance and (iii) Pollution coverage. Customer agrees to carry and maintain in force Liability Insurance with a minimum limit of $50,000,000 per occurrence and $50,000,000 aggregate. Operator agrees to carry and maintain in force Liability Insurance with a minimum limit of $50,000,000 per occurrence and $50,000,000 aggregate naming Customer and its affiliates that will utilize the Facilities as additional insured parties, except Customer will not be named as an additional insured on (x) Operator’s insurance covering damage to Customer’s Product in the care, custody or control of Operator or (y) Operator’s Workers’ Compensation Insurance or Operator’s Employer's Liability Insurance.  Operator agrees to carry and maintain insurance up to $50,000,000 covering damage to Customer’s Product in the care, custody or control of Operator and arising out of Operator’s negligence.  Operator shall be deemed to have satisfied its obligation to carry and maintain the insurance required in this Section 16.1 of the GTCs, other than Workers’ Compensation and Employer’s Liability Insurance, if (a) the general contractor hired by Operator to operate the Facility carries and maintains a policy or policies that meet the requirements of this Section 16.1 of the GTCs and (b) Customer is named as an additional insured for coverage on such policy or policies, except Customer will not be named as an additional insured on insurance maintained by such general contractor covering damage to Customer’s Product in the care, custody or control of Operator.  Operator’s insurers providing the required coverage on behalf of Operator will waive rights of subrogation against Customer or such policies shall permit Operator to waive its rights of recovery prior to a loss.  Operator shall provide Customer with certificates of insurance upon request. Should any of the above described policies maintained by Operator be cancelled before the expiration date thereof, notice will be delivered to Customer in accordance with policy provision.  Customer shall have the right to self-insure the policies it is obliged to obtain and maintain under this Section 16 of the GTCs.  Nothing contained in this Section shall limit, waive or change either Party's legal or contractual responsibilities to the other Party or others.

16.2.	Operator does not insure the Product. Such insurance, if desired, shall be carried by Customer at its own expense.
17.	Conflict-of-Interest

Each Party shall exercise reasonable care and diligence to prevent any actions or conditions, which could result in any material conflict with the other Party’s best interests.  This obligation shall apply to the activities of employees, their families and

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

third parties arising from this Agreement and accomplishing services under this Agreement.  Each Party’s efforts shall include establishing precautions to prevent its employees or agents from making, receiving, providing or offering substantial gifts, extravagant entertainment, payments, loans or other considerations for the purpose of influencing any individual to act contrary to the other Party’s best interest.

18.	Governing Law and Jurisdiction

This Agreement shall be governed by and construed according to the laws of the State of Texas, without regard to any conflict or choice of law principles that, if applied, might permit or require the application of the laws of another jurisdiction.  Any legal action brought under this Agreement will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of Texas (Houston Division) if federal jurisdiction is available and to the courts of the State of Texas located in Harris County, Texas, if federal jurisdiction is not available.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

19.	Modification

This Agreement may be modified only by a written amendment signed by both Parties.

20.	Waivers

No waivers by either Party of any breach of any of the covenants or conditions of this Agreement shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.

21.	Assignment

Neither Party may assign its rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed), except to an affiliate or the acquirer and/or a lessee of all or substantially all of such Party’s assets; provided that, in the event of an assignment to a lessee of all or substantially all of Operator’s assets, if Customer reasonably believes that such lessee does not have sufficient creditworthiness or technical capabilities to lease such assets, then Customer shall have the right to consent to such assignment before such assignment occurs (such consent not to be unreasonably withheld or delayed); provided further that in the event of an assignment to a lessee of all or substantially all of Operator’s assets to which Customer does not provide consent in accordance with this

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Section 21 of the GTCs, the assignor shall remain ultimately liable for fulfillment of all the assigned obligations under this Agreement.

22.	Entire Agreement

Section 1 through Section 16, the GTCs and the Annex and Exhibits attached hereto and the T&D Agreement are intended by the Parties to be the final expression of their agreement as to the matters addressed herein and therein. There are no oral understandings, representations or warranties affecting this Agreement.

23.	Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Agreement and the Parties agree to amend this Agreement to effect as closely as possible the original intent of the Parties.

24.	Independent Contractor

Operator’s relationship to Customer hereunder shall be that of an independent contractor.  Nothing in this Agreement shall be construed to make Operator or any of its employees, an agent, associate, joint venturer or partner of Customer.

25.	No Third Party Beneficiaries

Except for any Persons (other than Operator and Customer) indemnified under Section 7 of the GTCs, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person.

26.	Financing
26.1.

Customer shall cooperate with Operator’s efforts in obtaining and maintaining financing on a non-recourse (or other) basis for the Facility and shall procure and execute such documents (including consents, direct agreements, certificates and legal opinions) and cooperate to take such other actions as Operator or the Financing Entities may reasonably request in connection with Operator’s efforts to obtain and maintain such financing.

26.2.

Operator will deliver to Customer a notice stating that Operator has executed definitive written agreements with the Financing Entities related to the financing of the development and construction of the Facilities as soon as reasonably practicable after the date such agreements have been executed.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

27.	Counterparts

This Agreement may be executed in any number of counterparts (including facsimile or portable document format (PDF) counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument.  Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

28.	Safety and Health

Customer shall furnish Operator with information (including Material Safety Data Sheets) concerning the safety and health aspects of Product delivered to Operator under this Agreement.  Operator agrees to communicate such information to all Persons who may be exposed to or may handle such Product while in the Operator’s custody, including Operator’s employees, agents or contractors.

29.	Governmental Restraint

If Operator’s use of all or part of the Facility for the handling of Product shall be restrained or enjoined by judicial process, restricted or terminated by any Governmental Authority or by the owner of leased land or by right of eminent domain, Operator, upon being notified of such restraint, enjoinder, restriction or termination, shall notify Customer and Operator may terminate affected services hereunder on the effective date of said restraint, enjoinder, restriction or termination to the extent necessary to comply therewith or as may result from such termination.  To the extent such restraint, enjoinder, restriction or termination requires the termination of the usage of any tanks, Operator shall have the right to terminate Customer usage of such tanks and to substitute alternative tanks, if available.  If Operator cannot provide substitute tankage, then: (i) the applicable fee shall be reduced by an amount equal to the percentage of the reduced storage capacity and throughput as compared to the storage capacity and throughput originally contracted for; and (ii) if more than 50% of Customer’s initial throughput capacity cannot be replaced within 90 days and Operator is not diligently pursuing such replacement, either Party may terminate this Agreement without further costs or obligation to the other Party; provided that Customer shall pay any outstanding fees invoiced under Section 9 of the Agreement.

30.	Tankage

If the Facility or any portion thereof is damaged or destroyed by fire or other casualty, Operator may, but shall not be required to, repair or replace such damaged or destroyed portion of the Facility.  Operator may provide Customer with substitute tanks for

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

damaged or destroyed tanks or for any other reason subject to Customer’s consent, which shall not be unreasonably withheld, provided that in all cases the movement of Product to the substitute tanks is at the expense of Operator and the substitute tanks are of adequate or equal capacity and capability.  If Operator does not provide substitute tankage, then:   (i) the applicable fee shall be reduced by an amount equal to the percentage of the damaged storage capacity and throughput as compared to the storage capacity and throughput originally contracted for; and (ii) if more than 50% of Customer’s initial throughput capacity cannot be replaced within 90 days and Operator is not diligently pursuing such repair or replacement, either Party may terminate this Agreement without further costs or obligation to the other Party; provided that Customer shall pay any outstanding fees invoiced under Section 9 of the Agreement.

31.	Tank Cleaning
31.1.

Tank cleaning and degassing of the Dedicated Tanks shall be performed at Customer’s sole expense if caused by any of the following: (a) the termination or expiration of this Agreement; (b) permanent discontinued use of a Dedicated Tank in accordance with this Agreement (c) Product changes; (d) movement of material in violation of an existing Facility operating permit; (e) movement of materials into the tanks that are prohibited under this Agreement; or (f) residual material accumulated in the tanks, caused by the Product, which material interferes with the safe storage and handling of the Product. In the case of any cleaning and degassing under clauses (a) and (b), Operator shall be entitled to cause an inspection of the Dedicated Tanks at Customer’s expense to verify the cleaning and degassing.

31.2.

Customer shall sell or dispose of its Minimum Inventory tank heels to a third party as mutually agreed by Customer and such third party within 15 days after (i) the termination of this Agreement or (ii) loss of the second Dedicated Tank pursuant to Section 1.4(b).  In the event that Customer does not sell its Minimum Inventory tank heels to a third party within such 15 day period, Operator may sell or otherwise dispose of such Minimum Inventory tank heels in its sole discretion but Customer shall be responsible for all costs in connection therewith.

32.	Regulatory Change in Product Specifications

Should changes to the Product Specifications be required due to the actions of any Governmental Authority or changes in Applicable Law, including Federal Clean Air Act Regulations, all Product shall be required to meet such revised Product Specifications on reasonable advance notification or be removed from the tanks and the Facility at Customer’s sole cost within a reasonable time in advance of the effective date of such revised Product Specifications.  Customer agrees to defend, indemnify and hold Operator

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

harmless for any claims, losses or fines, which results from Customer’s failure to comply with the provisions of this Section 32 of the GTCs.

33.	References and Rules of Construction

In this Agreement, unless a clear contrary intention appears: (a) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa; (b) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation;” (c) references to Articles and Sections refer to Articles and Sections of this Agreement; (d) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including the Appendix and Exhibits attached to this Agreement, and not to any particular subdivision unless expressly so limited; (e) references in any Article or Section or definition to any clause means such clause of such Article, Section or definition; (f) references to the Appendix and Exhibits are to the items attached hereto as the described Appendix and Exhibits hereto, each of which is hereby incorporated herein and made a part of this Agreement for all purposes as if set forth in full herein; (g) references to dollars or money refer to the lawful currency of the United States; (h) references to “federal” or “Federal” mean U.S. federal or U.S. Federal, respectively; (i) references to the “IRS” or the “Internal Revenue Service” refer to the United States Internal Revenue Service; (j) references to “Revenue Procedures,” or “Revenue Rulings” refer to Revenue Procedures or Revenue Rulings, respectively, published by the Internal Revenue Service; (k) references to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof; and (l) references to any Applicable Law means such Applicable Law as amended, modified, codified, reenacted or replaced and in effect from time to time.  The Table of Contents and the Article and Section titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

34.	Drug and Alcohol Policy
34.1.

Operator’s employees, agents and subcontractors (“Operator Personnel”) shall not be under the influence of, use, possess, distribute or sell alcoholic beverages, or illicit or controlled drugs for which the person has no valid prescription, use, possess, distribute or sell drug paraphernalia, or misuse legitimate prescription or over-the-counter drugs when handling Customer’s Product or other tangible personal property or while providing services to, for or on behalf of Customer.  Operator shall remove any Operator Personnel who has violated the requirements

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

of this Section 34.1 of the GTCs. “Under the influence” has the meaning given that term in Operator’s Policy.
34.2.

Customer’s employees, agents and subcontractors (“Customer Personnel”) shall not be under the influence of, use, possess, distribute or sell alcoholic beverages, or illicit or controlled drugs for which the person has no valid prescription, use, possess, distribute or sell drug paraphernalia, or misuse legitimate prescription or over-the-counter drugs when on the Facility.  Customer shall remove any Customer Personnel who has violated the requirements of this Section 34.2 of the GTCs.  “Under the influence” has the meaning given that term in Customer’s Policy.

34.3.

Operator has adopted, or will adopt, its own policy (“Operator’s Policy”) to assure a drug and alcohol free work place. Customer has adopted its own policy (“Customer’s Policy”), applicable to its employees, to assure a drug and alcohol free work place and shall contractually require its agents and subcontractors with access to the Facilities to adopt policies in this regard.

34.4.

Customer and Operator shall have the right to perform audits of records to verify the other Party’s compliance with that Party’s alcohol and drug program. Such records will not include confidential information related to the audited Party’s employees.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

ANNEX I

DEFINITIONS

“Agreement” means this agreement, the GTCs, the Annex and all of the Exhibits, as the same may be hereafter amended, modified or supplemented from time to time.

“Applicable Law” means any international, federal, state, provincial, municipal or local treaty, statute, law, ordinance, license, permit, code, rule, constitution, judgment, regulation, requirement or order (including an applicable subsisting judicial or administrative opinion, order, consent or decree) or any decree, directive, guideline, injunction, policy or governmental approval, ruling or other form of requirement issued, implemented, and enforced by a Governmental Authority having jurisdiction over the Parties or the Facility.

“Barrel” means 42 U.S. gallons at 60 degrees Fahrenheit.

“Base Fee” is defined in Section 7.2.

“BS&W” means basic sediment and water.

“Business Day” means a day on which Federal Reserve member banks in New York City are open for business.

“Claim” is defined in Section 7.1 of the GTCs.

“Commencement Date” means the date that the Facility is commercially operable.

“Committed Volume” is defined in Section 7.1.

“Connecting Pipeline” means the pipeline constructed pursuant to the T&D Agreement, as more particularly described on Exhibit D.

“Contaminated Product” means Product delivered by Customer to Operator at the Facility that: (i) contains foreign substances not inherent or naturally occurring in Product; and/or (ii) fails to meet the Product Specifications.

“Continuing Default” is defined in Section 13.1.

“Customer” is defined in the opening paragraph of this Agreement.

“Customer Group” is defined in Section 7.1 of the GTCs.

“Customer Personnel” is defined in Section 34.2 of the GTCs.

“Customer’s Policy” is defined in Section 34.3 of the GTCs.

“Dedicated Tank” is defined in Section 1.2.

Annex I-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“deliver” is defined in Section 2.1.

“Delivery Point” is defined in Section 4.2.

“Early Termination Fee” is defined in Section 13.2.

“Effective Date” is defined in the opening paragraph of this Agreement.

“Excess Fee” is defined in Section 7.6.

“Exercised Option Fee” is defined in Section 7.4.

“Exercised Option Volume” is defined in Section 7.4.

“Extension Term” is defined in Section 6.2.

“Facility” is defined in Section 1.1.

“Financing Entities” means any and all lenders, secured or unsecured financing entities, security holders, note or bond holders, holders of liens granted by Operator, investors, equity providers, holders of indentures, security agreements, mortgages, deeds of trust, pledge agreements and providers of swap agreements, interest rate hedging agreements, letters of credit and other documents evidencing, securing or otherwise relating to the construction, interim or long-term financing or refinancing of the Facility, and others providing any construction, interim or long-term financing or refinancing for the Facility, their successors and assigns and any trustees or agents acting on their behalf.

“Force Majeure” is defined in Section 9.1 of the GTCs.

“Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi‑governmental authority of any nature (including any governmental agency, authority, branch, commission, department, official or entity and any court or other tribunal), (c) multi‑national organization or body or (d) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature with authority over the Facility.

“GTCs” is defined in Section 16.

“Guaranteed Completion Date” means February 15, 2015 as such date may be extended pursuant to Section 1.3.

“Initial Term” is defined in Section 6.1.

“Inventory” is defined in Section 6.1 of the GTCs.

“Lock In Fee” is defined in Section 7.10.

Annex I-2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Lock In Volume” is defined in Section 7.10.

“Loss Allowance” is defined in Section 8.2.

“Manifest Train” means a train consisting of less than 100 Product-carrying railcars (not including any buffer cars or locomotives) that are separated from the locomotive at the Facility.

“Minimum Inventory” is defined in Section 1.2(a).

“Minimum Volume Commitment” is defined in Section 7.1.

“MOJO Pipeline” means Mobil Pipe Line Company’s Mokena to Joliet crude pipeline that crosses the southern edge of Operator’s property.

“Monthly Committed Payment” is defined in Section 7.2.

“Monthly Exercised Option Payment” is defined in Section 7.4.

“Monthly Lock In Fee Payment” is defined in Section 7.10.

“Monthly Schedule” is defined on Exhibit B.

“Nomination” is defined on Exhibit B.

“Non-Dedicated Tank” is defined in Section 1.2.

“Normal Losses” means evaporation, shrinkage, line loss clingage, normal losses during terminalling or deterioration of the Product while in Operator’s custody.  It does not include casualty or other discrete measurable losses or losses that may occur at any time while Product is located within the Facility including while Product is loaded within railcar that may be within the boundaries of the Facility.

“Operator” is defined in the opening paragraph of this Agreement.

“Operator Group” is defined in Section 2.2 of the GTCs.

“Operator Personnel” is defined in Section 34.1 of the GTCs.

“Operator Scheduler” is defined on Exhibit B.

“Operator’s Policy” is defined in Section 34.3 of the GTCs.

“Option Volume” is defined in Section 7.3.

“Party” means a party to this Agreement, and “Parties” means the parties to this Agreement.

Annex I-3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

“Person” means any natural person, corporation, company, partnership (general or limited), limited liability company, trust, joint venture, joint stock company, unincorporated organization, or other entity or association, including any that is a Governmental Authority.

“Phase I Capacity” is defined in Section 1.2.

“Product” is defined in Section 5 of this Agreement.

“Product Specifications” means Operator’s minimum specification requirements for all Product tendered by or for the account of Customer for receipt at the Facility as set forth on Exhibit C.

“Receipt Point” is defined in Section 4.1.

“Specified Meters” means the calibrated meters identified on Exhibit A used to determine the quantity of Product delivered to the Facility via railcar and the quantity of Product delivered from the Facility to the Connecting Pipeline.

“T&D Agreement” means that certain Crude Oil Throughput and Deficiency Agreement dated as of the date hereof by and between Customer and JBBR Pipeline LLC.

“Term” is defined in Section 6.2.

“Unit Train” means a train consisting of 100 or more Product-carrying railcars (not including any buffers cars or locomotives) that can be delivered and removed as a single train movement to or from the Facility without breaking the train except as may be necessary to place the railcars involved on the receipt receiving or departing tracks of the Facility.

“Waste” means any (a) Product remaining in Dedicated Tank bottoms; (b) unrecoverable residue resulting from the proper storage and handling of Product, including cleaning of Dedicated Tank(s); or (c) any material, other than Product, delivered to the Facility by Customer.

Annex I-4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT A

FACILITY

See attached.

A-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT B

SCHEDULING AND NOMINATION PROCEDURES

Listed below are the nomination and scheduling procedures for rail and pipeline shipments of Product into and out of the Facility.

1.	Rail and Pipeline Schedulers
a.

Contact Information.  All Product movement nominations and related schedule updates for Customer using the Facility must be provided to the “Operator Scheduler” whose contact information shall be provided to Customer prior to the Commencement Date.

b.

Confirmations.  Customer must immediately confirm all Product movement nominations and schedule updates made by telephone during business hours outlined below.  Confirmations of nominations must be made in writing via electronic mail or facsimile to the Operator Scheduler.

2.	Rail Nomination and Scheduling Requirements
a.

Customer will provide Operator, by electronic mail or facsimile, or by other means mutually agreed by Operator and Customer from time to time, no later than the ***** day of each calendar month throughout the Initial Term and any Extension Term, (i) a good faith monthly nomination (a “Nomination”) of the volume of Product that Customer projects it will deliver to the Facility via railcar during the following calendar month (to be delivered to the Facility on a ratable basis, as practicable, throughout the month), (ii) the dates and times when Customer projects each Unit Train will arrive at the Facility during the month (which must be on a ratable basis, as practicable, throughout the month), and (iii) the number and type of railcars of each Unit Train.  Operator retains the right to schedule the system in a manner that facilitates overall operations.

b.

Nomination Greater than Customer’s Throughput Commitment.  If Customer’s Nomination is greater than the sum of the Committed Volume and the Exercised Option Volume originally communicated to Operator by Customer ***** days prior to the calendar month in question, Operator will use commercially reasonable efforts to handle the increased amount, subject to Facility limitations, and subject to the contractual rights of other users. Any rejections must be made in writing to the Customer by the ***** of the month before the month in question.  In the absence of a written rejection, the incremental volume beyond the originally communicated sum of Committed Volume and Exercised Option Volume will be deemed to be approved by the Operator.

c.	Customer will provide to Operator each Wednesday throughout the Term an updated forecast for the following week with respect to Customer’s then current

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

nomination. This weekly forecast will include the anticipated arrival time and rail car count of the Unit Trains that are scheduled to arrive during the following week. In the event a Wednesday occurs on a holiday, Customer will provide such updated forecast the immediately succeeding Business Day.

d.

Monthly Product Delivery Schedule.  Operator will, within five days of its receipt of Customer’s and other users’ nominations, prepare a master schedule of Product receipts, Product staging and Unit Train arrival and unloading for the Facility, and deliver to Customer the portion thereof applicable to Customer (the “Monthly Schedule”).  Operator will use commercially reasonable efforts to accommodate and coordinate Customer’s and other user’s nominations.  Customer will use commercially reasonable efforts to deliver Product and to schedule the arrival of Unit Trains, in accordance with the Monthly Schedule.

e.

Scheduling of Deliveries: Cooperation.  Operator and Customer will work together cooperatively to schedule deliveries of Product to the Facility, and the off-loading of Product from Unit Trains, based on Customer’s monthly nominations and weekly updates.

3.	Terminal Inventory
a.	On a daily basis, Operator will report the following in writing to Customer by email or fax:
i.	The Customer’s inventory by tank at the Facility;
ii.	The number of railcars and volume of Product unloaded for Customer the prior day or since last update.
iii.	The schedule of upcoming Customer Unit Train arrivals.
b.	On Monday and Friday of each week, the Operator will report in writing to Customer the volume of Product delivered into the Connecting Pipeline for Customer since the last update.
4.	Pipeline Scheduling
a.	Customer or its representative is responsible for coordinating pipeline deliveries from the Facility into Connecting Pipeline with Operator and Mobil Pipe Line Company.
b.

Pump Plan.  A daily pump plan will be submitted by Customer or its representative to Operator each day Monday through Friday.  The pump plan will cover the next four days and will be updated by Customer as necessary. The pump plan will contain the following information:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

i.	Customer account or applicable terminalling, storage or throughput agreement.
ii.	Product and quantity to be shipped.
iii.	Forecast date and time of expected movement.
iv.	Expected receiving flow rate.
v.	Special requirements by Customer (such as pre‑movement analysis, third party inspection, etc.).
vi.	Customer’s inspection company if requested by Operator.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT B-1

RAILCAR SPECIFICATIONS

The following specifications reflect Operator’s minimum railcar requirements, which are not intended to replace original manufacturer requirements or other basic industry regulations or specifications.  Railcar variations that are outside of these specifications must be approved by Operator in advance of arrival of the Unit Train.  In addition to the following specifications, each railcar shall comply with (meet or exceed) federal requirements for the type of commodity contained within.  In the event that DOT-111 tank cars are used to transport a particular commodity, each DOT-111 tank car shall have been ordered after October 1, 2011, or retrofitted to meet the standards adopted by the Association of American Railroads Tank Car Committee in July 2011, which require a thicker, more puncture-resistant shell or jacket, extra protective head shields at both ends of the tank car, and additional protection for the top fittings.

Design Item	Parameter / Requirement
Design Car Length – over coupler pulling faces – (ftlin)	59’-4”
Minimum Car Length – over coupler pulling faces – (ftlin) For all cars having the same AIB orientation	59’-3” (this is an absolute dimension, tolerances and coupling connection variances must be evaluated)
Maximum Car Length – over coupler pulling faces – (ftlin) For all cars having the same AIB orientation	59’-6” (this is an absolute dimension, tolerances and coupling connection variances must be evaluated)
Minimum Car Length – over coupler pulling faces – (ftlin) For cars having varied AIB orientations, with maximum crash box centerline to tank centerline offset of 24”	59’-4” (this is an absolute dimension, tolerances and coupling connection variances must be evaluated)
Maximum Car Length – over coupler pulling faces – (ftlin) For cars having varied AIB orientations, with maximum crash box centerline to tank centerline offset of 24”	59’-5” (this is an absolute dimension, tolerances and coupling connection variances must be evaluated)
Maximum Crash Box Entry Centerline / Tank Centerline Offset (in.)	24”
Minimum Crash Box Entry Width (in.)	21”
Maximum Car Height – Top of Rail to Top of Crash Box Handrail (ft.)	17’ (17’ is limit for cars with crash box widths = 7’; cars with crash box widths greater than 7’ should be evaluated for maximum allowable car height)
Side Clearance Tolerance	2”
Bottom Connection (Cap Off / Empty Car) Height from Top of Rail (est.) (in.)	16” Minimum
Bottom Outlet Valve (“BOV”) Axis (empty car) Height from Top of Rail (in.)	31” Minimum

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

Design Item	Parameter / Requirement
Spring Travel – Loaded to Empty (in.)	2” Maximum
BOV Size and Connection	4” Ball Valve – threaded
BOV Internal Drain	Liquid Line , Full Drainage
Air Inlet Connection	2” universal connection
Required Air Inlet Capacity	Estimated at 900 cfm (air) minimum with 1 psi differential (a) atmospheric pressure
Pressure Safety Relief Device and Capacity	Required, Sized Per Standard Industry Methods
Pressure Safety Relief Device – Set Pressure	Set at MA WP (Maximum of 165 psig)
Vacuum Relief Valve (“VRV”) and Capacity	Required, estimated at 230 cfm (air) with 4 psi differential (a) atmospheric pressure; Vapor recovery shall be used during unloading; VRV not to be used to balance car pressure during unloading
Outage / Strapping Table	Car specific gauge table required per car
Insulation	All railcars shall be insulated
Heating Coils

Size, type, number:  8” half oval, 12 line exterior, serpentine

Inlets and outlets size and number:  one (1) 2” inlet, one (1) 2” outlet

Approximate heating area:  345 sq. ft.

Coil MAWP:  cars to be stenciled at 100 psi

Railcar Orientation

All railcars must be oriented in the same direction.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT C

PRODUCT SPECIFICATIONS

Gravity – API per ASTM D-4052	Minimum	17°
Sulfur – wt% per ASTM D-4294	Maximum	7.0
Hydrogen Sulfide – PPM per ASTM D-5705	Maximum	10 PPM in the vapor space
BS&W – vol% by Karl Fisher	Maximum	1.0
Pour Point – per ASTM D-97	Maximum	-7°C / 20°F
Viscosity – cSt per ASTM D-445	Maximum	500 cSt @ 25°C / 77°F 250 cSt @ 40°C / 104°F
Reid vapor pressure per ASTM-323	Maximum	11.0 psia @ 37°C /100°F
TAN	Maximum	4

Contaminants - The specifications listed in the table on this Exhibit C define only a basic purity for the Product.  The Product shall also be free of any contaminants, including dirt, rust, scale and all other types of solid contaminants, caustics, chlorides, heavy metals and oxygenates.

C-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

EXHIBIT D

CONNECTING PIPELINE

See attached.

D-1